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                                                                     EXHIBIT 23.

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-60766) of Questar Pipeline Company and in the related Prospectus of our report dated February 8, 2002, with respect to the consolidated financial statements and schedules of Questar Pipeline Company included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                                               /s/ Ernst & Young, LLP
                                               ---------------------------------
                                                   Ernst & Young, LLP

Salt Lake City, Utah
March 25, 2002